SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)   September 30, 2002



                        Integrated Security Systems, Inc.
             (Exact name of registrant as specified in its charter)




       Delaware                    1-11900                   75-2422983
    (State or other        (Commission File Number)       (I.R.S. Employer
    jurisdiction of                                      Identification No.)
    incorporation)



      8200 Springwood Drive, Suite 230, Irving, Texas          75063
         (Address of principal executive offices)            (Zip Code)



   Registrant's telephone number, including area code      (972) 444-8280



         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.

Attached as Exhibit 99.1 is the certification of C. A. Rundell, Jr., our Chief Executive Officer and Principal Executive and Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002; and attached as Exhibit 99.2 is the certification of Richard B. Powell, our Vice President, Chief Accounting Officer, Secretary and Principal Accounting Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied the filing of our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 on September 30, 2002, as correspondence to the Securities and Exchange Commission.


                                    * * * * *

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Integrated Security Systems, Inc.
                                     ---------------------------------
                                     (Registrant)



September 30, 2002                   /S/ C. A. RUNDELL, JR.
------------------                   -----------------------------------------
(Date)                               C. A. Rundell, Jr.
                                     Chief Executive Officer and
                                     Principal Executive and Financial Officer

                                  Exhibit Index

 Exhibit
 Number          Description
 --------------- ---------------------------------------------------------------
 99.1            Certification  of C. A. Rundell,  Jr., Chief Executive  Officer
                 and Principal Executive and Financial Officer,  dated September
                 30,  2002,  relating to  Integrated  Security  Systems,  Inc.'s
                 Annual Report on Form 10-KSB for the fiscal year ended June 30,
                 2002.
 --------------- ---------------------------------------------------------------
 99.2            Certification  of  Richard B.  Powell,  Vice  President,  Chief
                 Accounting Officer, Secretary and Principal Accounting Officer, dated September 30, 2002, relating to Integrated Security
                 Systems, Inc.'s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002.